Accounts Receivable, Prepaid Expenses and Deposits	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Accounts Receivable, Prepaid Expenses and Deposits
6.	ACCOUNTS RECEIVABLE, PREPAID EXPENSES AND DEPOSITS

	Note	December 31, 2019	December 31, 2018
Value-added and income tax receivables	6(a)	$12,181	$5,276
Due from Serabi Gold plc	6(b)	12,033	10,909
Receivable from Inca One	5(e)	2,716	1,706
Other receivables		460	685
Prepaid expenses and deposits		4,394	2,833

		$31,784	$21,409

(a)
The Company has VAT receivable from the Brazilian federal government totaling $12.8 million (BRL $51.5 million) (2018 – BRL $12.9 million). As an exporter, the Company’s sales are not subject to VAT. Federal VAT receivable may be used to offset other taxes payable including income and payroll taxes. As at December 31, 2019, $3.4 million (2018 – $nil) of the federal VAT receivable was included in other assets as they are expected to be recovered over a period which exceeds twelve months.

At December 31, 2019, the Company has VAT receivable from the Maranhão state government totaling $1.1 million (BRL $4.5 million) (2018 – BRL $4.6 million) net of an impairment provision. During 2019, the state government certified the balance of VAT receivable. The Company is in the process of identifying a buyer to sell all or a portion of these credits.

(b)
In December 2019, the share and debt purchase agreement between the Company and Serabi Gold plc (“Serabi”) in respect of the purchase of Coringa (note 13(d)) was amended to extend the maturity date of the third and final instalment of $12.0 million from December 19, 2019 to March 31, 2020. The receivable incurs interest at a rate of 10% per annum. The receivable is secured by a pledge in the Company’s favour on the shares of Chapleau Resources Ltd.